SUPPLEMENTARY CASH FLOW INFORMATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Net change in non-cash working capital items:
Inventory	$ (4,721)	$ 1,053
Prepaid expenses and other assets	191	(373)
Taxes recoverable	(1,575)	6,385
Taxes payable	4,018	2,998
Accounts payable and accrued liabilities	3,792	(1,357)
Amounts receivable	(8,653)	(47)
Amounts due to related parties	(971)	(444)
Net change in non-cash working capital	$ (7,919)	$ 8,035